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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 14, 2013

Taylor Capital Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35749 (Commission File Number)	36-4108550 (IRS Employer Identification No.)

9550 West Higgins Road, Rosemont, Illinois 60018
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (847) 653-7978

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

        On July 14, 2013, Taylor Capital Group, Inc., a Delaware corporation ("Taylor Capital"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with MB Financial, Inc., a Maryland corporation ("MB Financial"). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Taylor Capital will merge with and into MB Financial (the "Merger"), with MB Financial as the surviving corporation in the Merger. Immediately following the Merger, Taylor Capital's wholly owned subsidiary bank, Cole Taylor Bank, will merge with MB Financial's wholly owned subsidiary bank, MB Financial Bank, N.A. ("MB Financial Bank").

        Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the "Effective Time"), each share of the common stock, par value $0.01 per share, of Taylor Capital ("Taylor Capital Common Stock") and each share of Nonvoting Preferred Stock, par value $0.01 per share, of Taylor Capital ("Taylor Capital Nonvoting Preferred Stock") will be converted into the right to receive, promptly following the Effective Time, (1) 0.64318 of a share of the common stock, par value $0.01 per share, of MB Financial and (2) $4.08 in cash. All "in-the-money" Taylor Capital stock options and warrants outstanding immediately prior to the Effective Time will be canceled in exchange for a cash payment as provided in the Merger Agreement, as will all then-outstanding unvested restricted stock awards of Taylor Capital; however, the cash consideration paid for such restricted stock awards will remain subject to vesting or other lapse restrictions. Each share of Taylor Capital's Perpetual Non-Cumulative Preferred Stock, Series A, will be exchanged for a share of a series of MB Financial preferred stock with substantially identical terms. The Merger Agreement provides that any shares of Taylor Capital's Fixed Rate Cumulative Perpetual Preferred Stock, Series B, that are not repurchased or redeemed by Taylor Capital prior to the Merger will be converted into shares of a series of MB Financial preferred stock with substantially identical terms and redeemed by MB Financial at or promptly after the Effective Time.

        The Merger Agreement contains customary representations and warranties from both MB Financial and Taylor Capital, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time, including, in the case of Taylor Capital, specific forbearances with respect to its business activities, (2) its obligation to call a meeting of its stockholders to approve the Merger Agreement, and, subject to certain exceptions, to recommend that its stockholders approve the Merger Agreement, and (3) its non-solicitation obligations relating to alternative acquisition proposals.

        The completion of the Merger is subject to customary conditions, including approval of the Merger Agreement by Taylor Capital's and MB Financial's stockholders and the receipt of required regulatory approvals. In addition, it is a condition to MB Financial's obligation to complete the Merger that the shares of Taylor Capital Common Stock and Taylor Capital Nonvoting Preferred Stock whose holders have perfected appraisal rights under Delaware law represent less than nine percent of the total number of outstanding shares of Taylor Capital Common Stock and Taylor Capital Nonvoting Preferred Stock. The Merger is expected to be completed in the first half of 2014.

        The Merger Agreement provides certain termination rights for both MB Financial and Taylor Capital and further provides that a termination fee of $20,000,000 will be payable by either MB Financial or Taylor Capital, as applicable, upon termination of the Merger Agreement under certain circumstances as specified therein.

        The foregoing description of the Merger Agreement does not purport to be complete, does not address the possibility of additional consideration being paid in the transaction and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive the consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties' public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding MB Financial or Taylor Capital, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding MB Financial, Taylor Capital, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a joint proxy statement of MB Financial and Taylor Capital and a prospectus of MB Financial, as well as in the Forms 10-K, Forms 10-Q and other documents that each of MB Financial and Taylor Capital file with or furnish to the Securities and Exchange Commission ("SEC").

        Pursuant to the Merger Agreement, simultaneous with the execution of the Merger Agreement, MB Financial and MB Financial Bank entered into an employment agreement with Mark A. Hoppe, the current President and Chief Executive Officer of Taylor Capital and Cole Taylor Bank, under which Mr. Hoppe will serve as President and Chief Executive Officer of MB Financial Bank effective upon completion of the Merger if Mr. Hoppe is employed by Taylor Capital immediately prior to the Effective Time. Also pursuant to the Merger Agreement, Taylor Capital directors Jennifer W. Steans and C. Bryan Daniels will become directors of MB Financial upon completion of the Merger.

        Each of the directors and executive officers of MB Financial and certain directors of Taylor Capital have executed voting agreements pursuant to which they have agreed to vote their shares in favor of the Merger Agreement.

Forward-Looking Statements

        When used in this Current Report on Form 8-K and in other documents filed with or furnished to the SEC, in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date such statements are made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial information. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Statements about the expected timing, completion and effects of the proposed merger and all other statements in this release other than historical facts constitute forward-looking statements.

        Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected revenues, cost savings, synergies and other benefits from the MB Financial—Taylor Capital merger might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the requisite stockholder and regulatory approvals for the MB Financial—Taylor Capital merger might not be obtained; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans originated and loans acquired from other financial institutions; (4) results of examinations by regulatory authorities, including the possibility that any such regulatory authority may, among other things, require increases in the allowance for loan losses or writing down of assets; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and net interest margin; (7) the impact of repricing and competitors' pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers' needs and developments in the market place; (10) MB Financial's ability to realize the residual values of its direct finance, leveraged and operating leases; (11) the ability to access cost-effective funding; (12) changes in financial markets; (13) changes in economic conditions in general and in the Chicago metropolitan area in particular; (14) the costs, effects and outcomes of litigation; (15) new legislation or regulatory changes, including but not limited to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and regulations adopted thereunder, any changes in capital requirements pursuant to the Dodd-Frank Act and the implementation of the Basel III capital standards, other governmental initiatives affecting the financial services industry and changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (16) changes in accounting principles, policies or guidelines; (17) future acquisitions by MB Financial of other depository institutions or lines of business; and (18) future goodwill impairment due to changes in MB Financial's business, changes in market conditions, or other factors.

        Taylor Capital does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Additional Information

        MB Financial will file a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement will include a joint proxy statement of MB Financial and Taylor Capital that also constitutes a prospectus of MB Financial, which will be sent to the stockholders of MB Financial and Taylor Capital. Stockholders are advised to read the joint proxy statement/prospectus when it becomes available because it will contain important information about MB Financial, Taylor Capital and the proposed transaction. When filed, this document and other documents relating to the merger filed by MB Financial and Taylor Capital can be obtained free of charge from the SEC's website at www.sec.gov. These documents also can be obtained free of charge by accessing MB Financial's website at www.mbfinancial.com under the tab "Investor Relations" and then under "SEC Filings" or by accessing Taylor Capital's website at www.taylorcapitalgroup.com under the tab "SEC Filings" and then under "Documents". Alternatively, these documents, when available, can be obtained free of charge from MB Financial upon written request to MB Financial, Inc., Secretary, 6111 North River Road, Rosemont, Illinois 60018 or by calling (847) 653-1992, or from Taylor Capital, upon written request to Taylor Capital Group, Inc., Investor Relations, 9550 West Higgins Road, Rosemont, Illinois 60018 or by calling (847) 653-7978.

Participants in this Transaction

        MB Financial, Taylor Capital and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed transaction under the rules of the SEC. Information about these participants may be found in the definitive proxy statement of MB Financial relating to its 2013 Annual Meeting of Stockholders filed with the SEC by MB Financial on April 12, 2013 and the definitive proxy statement of Taylor Capital relating to its 2013 Annual Meeting of Stockholders filed with the SEC on April 24, 2013. These definitive proxy statements can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits.    The following exhibits are filed herewith:

2.1
Agreement and Plan of Merger, dated July 14, 2013, between MB Financial, Inc. and Taylor Capital Group, Inc. (Schedules and other similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K)

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2013

TAYLOR CAPITAL GROUP, INC.
By:	/s/ BRIAN T. BLACK Brian T. Black General Counsel and Corporate Secretary

 EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated July 14, 2013, between MB Financial, Inc. and Taylor Capital Group, Inc. (Schedules and other similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K)

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  Item 1.01 Entry into a Material Definitive Agreement.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX